UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2022

SONOCO PRODUCTS COMPANY
 Commission File No. 001-11261

Incorporated under the laws	I.R.S. Employer Identification
of South Carolina	No. 57-0248420
1 N. Second St.
Hartsville, South Carolina 29550
Telephone: 843/383-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
No par value common stock	SON	New York Stock Exchange, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporate or Bylaws; Change in Fiscal Year.
On July 20, 2022, the Board of Directors of Sonoco Products Company approved the following amendments to the By-Laws of the corporation:
•Article II, Section 5 was amended to include an additional form of notice.
•Article II, Section 9 was deleted and incorporated into Article II, Section 13.
•Article II, Section 13 was amended to provide instructions on how to conduct and make nominations to the Board of Directors as well as other shareholder business.
•Article II, Section 14 was amended to allow the Board of Directors to adopt rules and/or regulations for conduct deemed inappropriate at Shareholders meetings.
•Article III, Section 4 was amended to allow director vacancies to be filled by unanimous written consent of all members of the Board.
•Article III, Sections 9 and 10 were amended to provide for a waiver of notice and to add means of distributing notice.
•Article III, Section 11 was amended to conform with Section 33-8-200(b) of the South Carolina Code.
•Article III, Section 17 was amended to standardize the director application and review process.
•Article IV, Sections 1 and 8 were amended to include the chief financial officer position and clarify that the same person cannot simultaneously be the CFO and the CEO.
•Article IV, Section 8 was amended to update the duties of the Treasurer in view of the amendment to Article IV, Sections 1 and 8.
•Article IV, Section 10 was amended to allow for the Board of Directors to transfer portions of authority amongst officers.
•Article V, Section 1 was amended to reorganize and clarify the minimum requirements certified and uncertified shares must satisfy.
•Article VI, Section 2 was amended to clarify funding options.
•Article VIII, Section 2 was added to provide authority to advance costs to members of the Board of Directors.
The By-Laws were further amended to implement gender neutral terms, update modes of communication to include emails, add headings to the sections for improved navigation, and correct various formatting, grammar, and punctuation discrepancies.
The foregoing description of the amendments to the Amended and Restated By-Laws do not purport to be complete and are qualified in their entirety by the full text of the Amended and Restated By-Laws, which are filed as Exhibit 3.2 hereto and are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
3.2	By-Laws of Sonoco Products Company, as amended through July 20, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: July 26, 2022	By:	/s/ Robert R. Dillard
Robert R. Dillard
Chief Financial Officer